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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------
                                  FORM 8-K
                             -----------------



                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             -----------------


                             NOVEMBER 10, 2005
                               Date of Report


                             NOVEMBER 10, 2005
                      Date of Earliest Event Reported


                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)



       DELAWARE                   000-50886                 59-3778247

   (State or other         (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                      Identification No.)
   incorporation or
    organization)

                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)


                              +44-20-7299-5000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

1.   Press Release
     -------------

     On November 10, 2005 Telewest Global, Inc. ("Telewest") issued a press release announcing US GAAP results for the three months ended September 30, 2005.

     Substantially all of the assets of Telewest Communications plc were transferred to Telewest UK Limited, a wholly owned subsidiary of Telewest on July 14, 2004 in connection with Telewest Communications plc's financial restructuring.

     Telewest's quarterly results, including a discussion of how the presentation of the results differs from the presentation of the historical results of Telewest Communications plc and its subsidiaries are included in its Form 10-Q, also filed with the U.S. Securities and Exchange Commission today.

     A copy of the press release is attached hereto as Exhibit 99.1.

2.   Reconciliation of Non-GAAP Measures in November 10, 2005 Conference Call
     ------------------------------------------------------------------------

     On November 10, 2005, Telewest will host a conference call to discuss its results for the three months ended September 30, 2005. On the conference call certain non-GAAP financial measures are expected to be discussed. A reconciliation of these measures to the nearest comparable GAAP measure and discussion of that measure can be found below. Reconciliations and discussion of the other non-GAAP measures appear in Telewest's earnings release attached as Exhibit 99.1 hereto.

        UKTV Adjusted EBITDA:

                                                                                  Three months
       Reconciliation of UKTV Adjusted EBITDA to retained profit for the       ended September
       financial period                                                               30, 2005
                                                                                      (pound)m
       ----------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------
       UKTV Adjusted EBITDA                                                                 14
       Depreciation                                                                        (1)
       ----------------------------------------------------------------------------------------
       Operating income                                                                     13
       Interest expense (including amortization of debt discount)                          (3)
       Taxation                                                                            (2)
       ----------------------------------------------------------------------------------------
       Profit on ordinary activities after taxation                                          8
       Dividends                                                                           (3)
       ----------------------------------------------------------------------------------------
       Retained profit for the financial period                                              5
       ----------------------------------------------------------------------------------------


     Telewest's primary measure of income or loss for each of its segments is Adjusted EBITDA. However, the portion of the business of Telewest's content segment attributable to non-consolidated entities is not reflected in content segment Adjusted EBITDA. Telewest's share of the results of UKTV (a group of companies in which Telewest owns 50% of the equity) are excluded from the Adjusted EBITDA calculation, and are presented as Share of Net Income/(Losses) of Affiliates in accordance with GAAP. Management for some purposes view and assess the performance of the content segment, including UKTV, as a whole. Management believes that the use of a pro forma non-GAAP measure of UKTV's Adjusted EBITDA provides useful supplemental information for management and investors in determining the income generating capacity of the content business as a whole going forward.

     UKTV Adjusted EBITDA is not a financial measure recognized under GAAP. The measure is calculated based on the UK GAAP financial statements of UKTV as retained profit for the financial year before, preference share dividend/appropriation, taxation and depreciation. UKTV Adjusted EBITDA is helpful for understanding the aggregate performance of the content segment going forward and that it provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of future content segment operating performance that, when viewed with its GAAP results and the related reconciliations, provide a more complete understanding of factors and trends affecting the business. Because non-GAAP financial measures are not standardized, it may not be possible to compare UKTV Adjusted EBITDA with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.

     UKTV Adjusted EBITDA is not necessarily indicative of the results if reported in US GAAP and is not intended to suggest and should not be construed as suggesting that Telewest's management controlled or directed the operations of UKTV during the period presented or that a consolidated presentation of the results of the entity with those of Telewest is otherwise appropriate under GAAP.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

                               EXHIBIT INDEX

EXHIBIT
----------

99.1 Press release of Telewest Global, Inc., dated November 10, 2005 announcing US GAAP results for the three months ended September 30, 2005.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  November 10, 2005

                                             TELEWEST GLOBAL, INC.



                                             By: /s/ Clive Burns
                                                 ----------------------------
                                                 Name:  Clive Burns
                                                 Title: Company Secretary